SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: January 10, 2003



                            OAK HILL FINANCIAL, INC.
             (Exact Name of Registrant as specified in its charter)




    Ohio                         0-26876                    31-1010517
---------------           ---------------------      ----------------------
(State or other           (Commission File No.)         (IRS Employer
jurisdiction of                                         Identification
incorporation or                                        Number)
organization)




                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (740) 286-3283
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 9, 2003, Oak Hill Financial, Inc., ("Oak Hill") issued a news release announcing its earnings for the fourth quarter ended December 31, 2002. The information contained in the news release, which is attached as
Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature and extent of legislative and regulatory actions and reforms; and extended disruption of vital infrastructure.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

             Exhibit No.                       Description



                 99 Press release of Oak Hill Financial, Inc., dated January 9, 2003, announcing the company's earnings for the three and twelve months ended December 31, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OAK HILL FINANCIAL, INC.



Date:  January 10, 2003             By: /s/H. Tim Bichsel
                                       -------------------------------------
                                       H. Tim Bichsel, Secretary

                                  EXHIBIT INDEX


    Exhibit No.                    Description

        99 Press release of Oak Hill Financial, Inc., dated January 9, 2003, announcing the company's earnings for the three and twelve months ended December 31, 2002.